Variable Annuity Application

Application  to  Security  Benefit  Life  Insurance  Company  for an  Individual
Flexible Premium Deferred Variable Annuity

Complete this application and mail to:
T. Rowe Price Variable Annuity Service Center
P.O. Box 750440, 700 SW Harrison Street
Topeka, KS 66675-0440

For  help  with  this  application,   or  for  more  information,   call  us  at
1-800-469-6587.

1  OWNER INFORMATION
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, Zip Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

2  JOINT OWNER INFORMATION

                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, Zip Code

_________________________________________________________
Daytime Phone

_________________________________________________________
Evening Phone

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

_________________________________________________________
Relationship to Owner

3  ANNUITANT INFORMATION
[ ] Same as Owner
                                             [ ] Male
___________________________________________  [ ] Female
Name

_________________________________________________________
Street Address or P.O. Box

_________________________________________________________
City, State, Zip Code

_________________________________________________________
Date of Birth (Mo/Day/Yr)

_________________________________________________________
Social Security Number/Tax ID Number

4  BENEFICIARIES

PRIMARY BENEFICIARIES

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

SECONDARY BENEFICIARIES

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

_________________________________________________________
Name

_________________________________________________________
Relationship to Owner

V6844 (R1-98)

5  ALLOCATION OF PURCHASE PAYMENTS

Allocation  of  purchase  payments  - USE  WHOLE  PERCENTAGES  NO LESS  THAN 5%.
ALLOCATIONS MUST TOTAL 100%.

[ ] [ ] [ ]%  BLUE CHIP GROWTH PORTFOLIO
[ ] [ ] [ ]%  EQUITY INCOME PORTFOLIO
[ ] [ ] [ ]%  EQUITY INDEX 500 PORTFOLIO
[ ] [ ] [ ]%  FIXED INTEREST ACCOUNT*
[ ] [ ] [ ]%  HEALTH SCIENCES PORTFOLIO
[ ] [ ] [ ]%  INTERNATIONAL STOCK PORTFOLIO
[ ] [ ] [ ]%  LIMITED-TERM BOND PORTFOLIO
[ ] [ ] [ ]%  MID-CAP GROWTH PORTFOLIO
[ ] [ ] [ ]%  NEW AMERICA GROWTH PORTFOLIO
[ ] [ ] [ ]%  PERSONAL STRATEGY BALANCED PORTFOLIO
[ ] [ ] [ ]%  PRIME RESERVE PORTFOLIO*
------------
[1] [0] [0]%  TOTAL

*EXCHANGES AND WITHDRAWALS ARE SUBJECT TO CERTAIN LIMITATIONS.

6  METHOD OF PURCHASE

A.  [ ] BY CHECK
    Made payable to Security Benefit Life Insurance Company.

    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

B.  [ ] BY EXCHANGE
    From T. Rowe Price mutual fund account.

    Amount
    $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]

Name of Fund
[                                                            ]

Account Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ]-[ ]

If you are establishing  your account by exchange and your mutual fund ownership registration  is not exactly  the same as in  Sections 1 and 2, please  obtain a signature  guarantee so that we may complete the  transaction for you. Sign this form in the presence of an officer of a  commercial  bank (FDIC  member),  trust company,  a member firm of the domestic  stock  exchange,  or any other eligible guarantor  institution  as defined by the  Securities  Exchange Act of 1934.  We
cannot  accept   guarantees  from  notaries  or  others  who  will  not  provide reimbursement in case of fraud.

____________________________________________________________
Signature Guaranteed by:

____________________________________________________________
Name of Guaranteeing Institution

____________________________________________________________
Signature of Authorized Officer                       Date

C.  [ ] BY REPLACEMENT

    Will the annuity  applied for here  replace or change any life  insurance or annuity?

    [ ] Yes     [ ] No

    If yes, please provide the information below and complete the Exchange Form:

____________________________________________________________
Company Name

____________________________________________________________
Policy Number

7  INDIVIDUAL RETIREMENT ANNUITIES

A. REGULAR IRA
   Check the appropriate box below.
   [ ] Contributory IRA   [ ] Rollover IRA   [ ] Transfer IRA

B. ROTH IRA
   Check the appropriate box below.
   [ ] Contributory IRA   [ ] Rollover From Regular IRA
   [ ] Transfer From Roth IRA

C. IRA Tax Year
   For Contributory IRAs, indicate below the tax year for which the contribution is made.
   Tax Year _____________

8  SIGNATURES

All statements made in this application are true to the best of my knowledge and belief.  I agree that this  application  shall be part of the  Variable  Annuity
Contract issued by Security  Benefit Life Insurance  Company.  I UNDERSTAND THAT
ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO
THE  EXTENT  THEY  ARE  BASED  ON THE  INVESTMENT  EXPERIENCE  OF  THE  SELECTED
SUBACCOUNTS.  I have  received and reviewed the  prospectuses  that describe the
Contract and the underlying mutual funds. I believe that this Contract will meet my financial objectives.

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TAX IDENTIFICATION NUMBER CERTIFICATION*
UNDER PENALTIES OF PERJURY I CERTIFY THAT:

a) the number shown on this form is my correct taxpayer  identification  number;
   and

b) I am not subject to backup withholding because:

   1) I am exempt from backup withholding; or

   2) I have not been notified by the Internal  Revenue  Service (IRS) that I am subject  to backup  withholding  as a result of a  failure  to report  all interest or dividends; or

   3) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.
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____________________________________________________________
Owner's Signature                                     Date

____________________________________________________________
Location (City/State)

____________________________________________________________
Joint Owner's Signature                               Date

____________________________________________________________
Location (City/State)

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*CERTIFICATION INSTRUCTIONS

You must strike out the language in Clause (b) above if the IRS has notified you that you ARE  subject  to backup  withholding  and you have not  since  received notice from the IRS that backup withholding has terminated.
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TRP602 1/98-NATL